================================================================================

INVESTMENT ADVISER     Value Line, Inc.                       ------------------
                       220 East 42nd Street                   SEMI-ANNUAL REPORT
                       New York, NY 10017-5891                ------------------
                                                                 JUNE 30, 2003
DISTRIBUTOR            Value Line Securities, Inc.            ------------------
                       220 East 42nd Street
                       New York, NY 10017-5891

CUSTODIAN BANK         State Street Bank and Trust Co.
                       225 Franklin Street
                       Boston, MA 02110

SHAREHOLDER            State Street Bank and Trust Co.
SERVICING AGENT        c/o NFDS
                       P.O. Box 219729
                       Kansas City, MO 64121-9729                VALUE LINE
                                                              LEVERAGED GROWTH
INDEPENDENT            PricewaterhouseCoopers LLP              INVESTORS, INC.
ACCOUNTANTS            1177 Avenue of the Americas
                       New York, NY 10036

LEGAL COUNSEL          Peter D. Lowenstein, Esq.
                         Two Sound View Drive, Suite 100
                       Greenwich, CT 06830

DIRECTORS              Jean Bernhard Buttner
                       John W. Chandler
                       Frances T. Newton
                       Francis C. Oakley
                       David H. Porter
                       Paul Craig Roberts
                       Marion N. Ruth
                       Nancy-Beth Sheerr

OFFICERS               Jean Bernhard Buttner
                       CHAIRMAN AND PRESIDENT
                       Nancy L. Bendig
                       VICE PRESIDENT
                       Brett Mitstifer
                       VICE PRESIDENT
                       Stephen E. Grant                            [LOGO]
                       VICE PRESIDENT                            VALUE LINE
                       David T. Henigson                          NO-LOAD
                       VICE PRESIDENT AND                          MUTUAL
                       SECRETARY/TREASURER                         FUNDS
                       Joseph Van Dyke
                       ASSISTANT SECRETARY/TREASURER
                       Stephen La Rosa
                       ASSISTANT SECRETARY/TREASURER

THE FINANCIAL STATEMENTS INCLUDED HEREIN HAVE BEEN TAKEN FROM THE RECORDS OF THE FUND WITHOUT EXAMINATION BY THE INDEPENDENT ACCOUNTANTS AND, ACCORDINGLY, THEY DO NOT EXPRESS AN OPINION THEREON.

THIS UNAUDITED REPORT IS ISSUED FOR INFORMATION OF SHAREHOLDERS. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY A CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND (OBTAINABLE FROM THE DISTRIBUTOR).


                                                                         #526702

VALUE LINE LEVERAGED GROWTH INVESTORS, INC.

                                                     TO OUR VALUE LINE LEVERAGED
--------------------------------------------------------------------------------

TO OUR SHAREHOLDERS:

Equity market returns over the first half of 2003, particularly since the lows of mid-March, have been strong. During January and February, the threat of war with Iraq had a dampening effect on the market. However, with the fighting and bombing that marked the inception of the war on March 19th, the uncertainty that Wall Street finds so unsettling was eliminated. Thus began a rally that was further fueled by the short length of the war, which appeased those who were worried about the economic impact of a protracted engagement.

For the first half of 2003, the Fund returned 7.73% versus 11.76% for the S&P 500(1).

As of June 30, 2003, the portfolio remained more heavily invested in consumer discretionary stocks -- particularly retailers and homebuilders -- than the S&P
500. Earnings growth in this group has been strong, which reflects the powerful boost the consumer has provided to the economy during this multi-year bear market. While our concentration in retailing stocks was beneficial during the first quarter of 2003, many of these stocks suffered during the June quarter as investors questioned whether the consumer would continue to spend in the face of ongoing job cuts and a lackluster economy. The portfolio was also overweighted in the health care sector, as many names in this group have shown above-average growth rates. Here, we saw stock gains in the pharmaceutical, biotechnology, pharmacy benefit manager and managed care companies. The portfolio was less invested than its benchmark in those industries that are less favored by our Timeliness Ranking System. As a case in point, we had limited exposure to technology, both information technology and telecommunications services, which was clearly a hindrance as we saw many companies in these sectors produce large gains during the spring rally. However, the improvement in earnings necessary to move stocks in this group higher in the Timeliness Ranking System has not yet materialized; that is, stock prices have increased in advance of earnings growth, precluding us from participating more fully in the technology sector.

In terms of positioning the portfolio, we believe that a recovery in the economy -- however slowly that may unfold -- will buoy sectors beyond those dependent upon the consumer. Therefore, we will be making a concerted effort to continue shifting assets from the overweighted consumer discretionary area to the currently underweighted industrials and information technology sectors as they move up in the Value Line Timeliness Ranking System. These groups should benefit as corporations begin to spend again.

First-quarter results were generally better than expected, and since then, there have been some signs that business activity is no longer declining. In the second quarter, upside earnings surprises were more prevalent than downward surprises. Revenue growth, however, remained somewhat elusive. Instead, improvements in profitability appear to be a function of the widespread business belt-tightening that we have seen over the past few years. Nonetheless, the potential for corporate profits in the future looks promising. That is, corporations have become so lean and cost-efficient that they should realize significant gains in a more favorable economic environment.

We thank you for your continued confidence in Value Line.

                                                       Sincerely,

                                                       /s/ Jean Bernhard Buttner

                                                       Jean Bernhard Buttner
                                                       CHAIRMAN AND PRESIDENT

August 22, 2003

--------------------------------------------------------------------------------
(1) THE S & P 500 INDEX CONSISTS OF 500 STOCKS WHICH ARE TRADED ON THE NEW YORK STOCK EXCHANGE, AMERICAN STOCK EXCHANGE AND THE NASDAQ NATIONAL MARKET SYSTEM AND IS REPRESENTATIVE OF THE BROAD STOCK MARKET. THIS IS AN UNMANAGED INDEX AND DOES NOT REFLECT CHARGES, EXPENSES OR TAXES, AND IT IS NOT POSSIBLE TO DIRECTLY INVEST IN THIS INDEX.

--------------------------------------------------------------------------------
2

                                     VALUE LINE LEVERAGED GROWTH INVESTORS, INC.

GROWTH INVESTORS SHAREHOLDERS
--------------------------------------------------------------------------------

ECONOMIC OBSERVATIONS

The U.S. economic recovery, which had been proceeding at an uninspiring pace for the better part of two years, showed a bit more spirit in the second quarter of this year, as the nation's gross domestic product increased at a modest 2.4% rate, pushed forward by a selective recovery in manufacturing, by strong housing demand, and by improving retail sales. True, there were still pockets of weakness around, most notably in the employment area, where non-farm payrolls declined further and the unemployment rate climbed above 6%. Overall, though, the economic picture at the end of the opening half was a lot brighter than it had been at the start of the year, when talk of a possible double-dip recession was still being heard.

Now, as we make our way through the second half of 2003, we are starting to see evidence of a further improvement in business activity, with both the retail and manufacturing sectors strengthening even more, albeit still selectively, while housing remains resilient. The weak link in the recovery chain is still the employment situation, which, at best, is starting to show signs of stability following months of steady erosion. The ongoing support of the Federal Reserve, which continues to maintain its low-interest-rate policies, along with the earlier passage of a tax cut and fiscal stimulus package, should provide the additional help needed by the economy to push GDP growth up into the 3.5% to 4% range during the second half of the year.

Inflation, meantime, remains muted, thanks, in part, to subdued labor costs. Adequate supplies of raw materials are also helping to keep the costs of production low. We caution, though, that as the U.S. economy moves further along the recovery trail over the next several years, some increase in pricing pressures may emerge. Absent a stronger long-term business recovery than we now envision, or a resumption of the earlier sharp rise in oil and gas prices stemming from a surprisingly long conflict in the Middle East, inflation should remain in check through the latter years of this decade. Long-term interest rates, which have moved higher recently, as the economy has perked up, should stabilize at modestly higher levels over the next several years.




PERFORMANCE DATA:**

                                          AVERAGE ANNUAL   GROWTH OF AN ASSUMED
                                           TOTAL RETURN    INVESTMENT OF $10,000
                                         ---------------- ----------------------
 1 year ended 6/30/03 ................        -8.83%             $ 9,117
 5 years ended 6/30/03 ...............        -2.05%             $ 9,016
10 years ended 6/30/03 ...............         9.08%             $23,843

--------------------------------------------------------------------------------

VALUE LINE LEVERAGED GROWTH INVESTORS, INC.

PORTFOLIO HIGHLIGHTS AT JUNE 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

TEN LARGEST HOLDINGS

                                                                 VALUE          PERCENTAGE
ISSUE                                           SHARES      (IN THOUSANDS)     OF NET ASSETS
--------------------------------------------------------------------------------------------
Johnson & Johnson ..........................   200,000          $10,340             3.0%
Microsoft Corp. ............................   400,000           10,244             3.0
Medtronic, Inc. ............................   212,000           10,170             3.0
Citigroup, Inc. ............................   235,500           10,079             2.9
Fifth Third Bancorp ........................   174,000            9,977             2.9
Pfizer, Inc. ...............................   287,000            9,801             2.8
American International Group, Inc. .........   175,000            9,657             2.8
Harley-Davidson, Inc. ......................   230,500            9,188             2.7
Kohl's Corp. ...............................   172,500            8,863             2.6
Wal-Mart Stores, Inc. ......................   162,000            8,694             2.5


FIVE LARGEST INDUSTRY CATEGORIES

                                                    VALUE          PERCENTAGE
INDUSTRY                                       (IN THOUSANDS)     OF NET ASSETS
--------------------------------------------------------------------------------
Medical Supplies .............................     $35,175            10.2%
Financial Services - Diversified .............      27,791             8.1
Retail Store .................................      24,568             7.1
Computer Software & Services .................      24,035             7.0
Medical Services .............................      18,761             5.4


FIVE LARGEST NET SECURITY PURCHASES*

                                                                     COST
ISSUE                                                           (IN THOUSANDS)
--------------------------------------------------------------------------------
Noble Corporation .............................................     $3,529
Kinder Morgan, Inc. ...........................................      3,420
PepsiCo, Inc. .................................................      3,410
Home Depot, Inc. (The) ........................................      3,399
Avon Products, Inc. ...........................................      3,381


FIVE LARGEST NET SECURITY SALES*

                                                                   PROCEEDS
ISSUE                                                           (IN THOUSANDS)
--------------------------------------------------------------------------------
AnnTaylor Stores Corp. .......................................      $7,415
Medtronic, Inc. ..............................................       5,260
Lowe's Companies, Inc. .......................................       4,443
Fifth Third Bancorp ..........................................       4,438
Abercrombie & Fitch Co. Class "A" ............................       3,686


* FOR THE SIX MONTH PERIOD ENDED 6/30/03
--------------------------------------------------------------------------------
4

                                     VALUE LINE LEVERAGED GROWTH INVESTORS, INC.

SCHEDULE OF INVESTMENTS (UNAUDITED)                                JUNE 30, 2003
--------------------------------------------------------------------------------

                                                     VALUE
   SHARES                                        (IN THOUSANDS)
---------------------------------------------------------------

COMMON STOCKS (97.3%)

             ADVERTISING (1.4%)
   65,000    Omnicom Group, Inc. .................. $4,661

             AEROSPACE/DEFENSE (1.0%)
   50,000    General Dynamics Corp. ...............  3,625

             BANK (3.0%)
  105,000    Wells Fargo & Co. ....................  5,292
  100,000    Zions Bancorporation .................  5,061
                                                    ------
                                                    10,353

             BANK -- MIDWEST (2.9%)
  174,000    Fifth Third Bancorp ..................  9,977

             BEVERAGE --
             ALCOHOLIC (0.9%)
   64,000    Anheuser-Busch
             Companies, Inc. ......................  3,267

             BEVERAGE --
             SOFT DRINK (2.5%)
  110,000    Coca-Cola Co. ........................  5,105
   78,500    PepsiCo, Inc. ........................  3,493
                                                    ------
                                                     8,598

             BIOTECHNOLOGY (3.5%)
  181,600    Amgen Inc.* .......................... 12,164

             BUILDING --
             MATERIALS (0.8%)
   64,500    Jacobs Engineering
             Group, Inc.* .........................  2,719

             CHEMICAL --
             SPECIALTY (1.5%)
   94,000    Airgas, Inc. .........................  1,575
  110,500    International Flavors &
             Fragrances, Inc. .....................  3,528
                                                    ------
                                                     5,103

                                                     VALUE
   SHARES                                        (IN THOUSANDS)
---------------------------------------------------------------

             COMPUTER &
             PERIPHERALS (2.1%)
  125,000    Dell Computer Corp.* ................. $3,995
   40,000    International Business
             Machines Corp. .......................  3,300
                                                    ------
                                                     7,295

             COMPUTER SOFTWARE &
             SERVICES (7.0%)
   54,000    Adobe Systems, Inc. ..................  1,732
   41,000    First Data Corp. .....................  1,699
  241,675    Fiserv, Inc.* ........................  8,606
  400,000    Microsoft Corp. ...................... 10,244
   40,000    Symantec Corp* .......................  1,754
                                                    ------
                                                    24,035

             DIVERSIFIED --
             COMPANIES (0.5%)
   25,000    Danaher Corp .........................  1,701

             DRUG (3.8%)
   60,000    Forest Laboratories, Inc.* ...........  3,285
  287,000    Pfizer, Inc. .........................  9,801
                                                    ------
                                                    13,086

             EDUCATIONAL
             SERVICES (1.0%)
   64,800    Education Management Corp.* ..........  3,446

             ELECTRICAL
             EQUIPMENT (2.5%)
  300,000    General Electric Co. .................  8,604

             ENTERTAINMENT
             TECHNOLOGY (1.3%)
   60,000    Electronic Arts Inc.* ................  4,439

--------------------------------------------------------------------------------

VALUE LINE LEVERAGED GROWTH INVESTORS, INC.

SCHEDULE OF INVESTMENTS (UNAUDITED)
--------------------------------------------------------------------------------

                                                     VALUE
   SHARES                                        (IN THOUSANDS)
---------------------------------------------------------------

             FINANCIAL SERVICES --
             DIVERSIFIED (8.1%)
  175,000    American International
             Group, Inc. .............................. $9,657
  235,500    Citigroup, Inc. .......................... 10,079
   67,000    Federal Home Loan
             Mortgage Corp. ...........................  3,402
   69,000    Federal National
             Mortgage Association .....................  4,653
                                                        ------
                                                        27,791

             GROCERY (0.5%)
   36,000    Whole Foods Market, Inc.* ................  1,711

             HOME APPLIANCE (1.0%)
   55,000    Whirlpool Corp. ..........................  3,504

             HOMEBUILDING (3.2%)
   65,700    KB Home ..................................  4,072
   65,000    Lennar Corp. Class "A" ...................  4,647
    6,500    Lennar Corp. Class "B" ...................    447
   28,100    Pulte Homes, Inc. ........................  1,733
                                                        ------
                                                        10,899

             HOUSEHOLD
             PRODUCTS (2.6%)
   57,000    Colgate-Palmolive Co. ....................  3,303
   62,500    Procter & Gamble Co. (The) ...............  5,574
                                                        ------
                                                         8,877

             INDUSTRIAL
             SERVICES (0.7%)
   89,000    Kroll, Inc.* .............................  2,408

             INSURANCE -- PROPERTY/
             CASUALTY (0.8%)
   34,500    Everest Re Group, Ltd ....................  2,639

             MEDICAL SERVICES (5.4%)
  269,000    HCA, Inc. ................................  8,619
  148,200    Laboratory Corp. of America
             Holdings* ................................  4,468
  135,000    Oxford Health Plans, Inc.* ...............  5,674
                                                        ------
                                                        18,761

                                                     VALUE
   SHARES                                        (IN THOUSANDS)
---------------------------------------------------------------

             MEDICAL SUPPLIES (10.2%)
  150,000    Biomet, Inc. ............................. $4,299
   52,500    Cardinal Health, Inc. ....................  3,376
  124,500    Fisher Scientific
             International, Inc.* .....................  4,345
  200,000    Johnson & Johnson ........................ 10,340
  212,000    Medtronic, Inc. .......................... 10,170
   46,000    St. Jude Medical, Inc.* ..................  2,645
                                                        ------
                                                        35,175

             NATURAL GAS --
             DIVERSIFIED (1.0%)
   62,500    Kinder Morgan, Inc. ......................  3,416

             OFFICE EQUIPMENT &
             SUPPLIES (1.1%)
  200,000    Staples, Inc.* ...........................  3,670

             OILFIELD SERVICES/
             EQUIPMENT (1.9%)
   88,000    BJ Services Co.* .........................  3,287
   96,000    Noble Corporation* .......................  3,293
                                                        ------
                                                         6,580

             PETROLEUM --
             PRODUCING (1.0%)
   54,000    Apache Corp ..............................  3,513

             PHARMACY
             SERVICES (1.0%)
   50,000    Express Scripts Inc. Class "A"* ..........  3,410

             RAILROAD (0.9%)
  156,500    Norfolk Southern Corp. ...................  3,005

             RECREATION (3.6%)
  230,500    Harley-Davidson, Inc. ....................  9,188
  169,000    Mattel, Inc. .............................  3,197
                                                        ------
                                                        12,385

--------------------------------------------------------------------------------
6

                                     VALUE LINE LEVERAGED GROWTH INVESTORS, INC.

                                                                   JUNE 30, 2003
--------------------------------------------------------------------------------

                                                     VALUE
   SHARES                                        (IN THOUSANDS)
---------------------------------------------------------------

            RESTAURANT (0.5%)
 53,500     Cheesecake Factory,
            Incorporated (The)* ..............     $  1,920

            RETAIL BUILDING
             SUPPLY (3.5%)
103,000     Home Depot, Inc. (The) ...........        3,411
198,500     Lowe's Companies, Inc. ...........        8,526
                                                   --------
                                                     11,937

            RETAIL -- SPECIAL
             LINES (4.1%)
131,500     Abercrombie & Fitch Co.
            Class "A"* .......................        3,736
217,500     Bed Bath & Beyond Inc.* ..........        8,441
 95,500     Gap, Inc. (The) ..................        1,792
                                                   --------
                                                     13,969

            RETAIL STORE (7.1%)
 98,500     Costco Wholesale Corp.* ..........        3,605
172,500     Kohl's Corp.* ....................        8,863
 90,000     Target Corp. .....................        3,406
162,000     Wal-Mart Stores, Inc. ............        8,694
                                                   --------
                                                     24,568

            THRIFT (1.4%)
120,000     Washington Mutual, Inc. ..........        4,956

            TOBACCO (1.0%)
 78,000     Altria Group, Inc ................        3,544

            TOILETRIES &
             COSMETICS (1.0%)
 58,000     Avon Products, Inc ...............        3,608
                                                   --------

            TOTAL COMMON STOCKS
             AND TOTAL INVESTMENT
             SECURITIES (97.3%)
             (COST $223,570,000) .............     $335,319
                                                   --------

                                                      VALUE
    PRINCIPAL                                     (IN THOUSANDS
     AMOUNT                                        EXCEPT PER
 (IN THOUSANDS)                                   SHARE AMOUNT)
---------------------------------------------------------------

REPURCHASE AGREEMENT (3.1%)
   (INCLUDING ACCRUED INTEREST)
$   10,600       Collateralized by $7,010,000
                 U.S. Treasury Bonds 8.875%,
                 due 8/15/17, with a value of
                 $10,857,000 (with UBS
                 Warburg LLC, 1.10%, dated
                 6/30/03, due 7/1/03, delivery
                 value $10,600,324) ............  $ 10,600

                 EXCESS OF LIABILITIES
                  OVER CASH AND OTHER
                  ASSETS (-0.4%) ...............    (1,482)
                                                  --------

                 NET ASSETS (100.0%) ...........  $344,437
                                                  ========

                 NET ASSET VALUE,
                  OFFERING AND
                  REDEMPTION PRICE
                  PER OUTSTANDING
                  SHARE ($344,437,261 -
                  11,549,296 SHARES OF CAPITAL
                  STOCK OUTSTANDING) ...........  $  29.82
                                                  ========



SEE NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

VALUE LINE LEVERAGED GROWTH INVESTORS, INC.

STATEMENT OF ASSETS AND LIABILITIES
AT JUNE 30, 2003
(UNAUDITED)
--------------------------------------------------------------------------------

                                                      (IN THOUSANDS
                                                     EXCEPT PER SHARE
                                                         AMOUNT)
                                                    -----------------

ASSETS:
Investment securities, at value
   (Cost - $223,570) ............................    $335,319
Repurchase agreement
   (Cost - $10,600) .............................      10,600
Cash ............................................          98
Receivable for securities sold ..................      11,654
Dividends receivable ............................         226
Receivable for capital shares sold ..............          27
Prepaid insurance and registration fees .........          30
                                                     --------
  TOTAL ASSETS ..................................     357,954
                                                     --------

LIABILITIES:
Payable for securities purchased ................      13,073
Payable for capital shares repurchased ..........         101
Accrued expenses:
   Advisory fee .................................         211
   Service and distribution plan
      fees payable ..............................          70
   Other ........................................          62
                                                     --------
      TOTAL LIABILITIES .........................      13,517
                                                     --------
NET ASSETS ......................................    $344,437
                                                     ========

NET ASSETS CONSIST OF:
Capital stock, at $1.00 par value
   (authorized 50,000,000, outstanding
   11,549,296 shares) ...........................    $ 11,549
Additional paid-in capital ......................     207,779
Accumulated net investment loss .................        (423)
Undistributed net realized gain
   on investments ...............................      13,783
Net unrealized appreciation
   of investments ...............................     111,749
                                                     --------
NET ASSETS ......................................    $344,437
                                                     ========

NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER
   OUTSTANDING SHARE
   ($344,437,261 - 11,549,296
   SHARES OUTSTANDING) ..........................    $  29.82
                                                     ========

STATEMENT OF OPERATIONS FOR THE
SIX MONTHS ENDED JUNE 30, 2003
(UNAUDITED)
--------------------------------------------------------------------------------

                                                 (IN THOUSANDS)
                                                ---------------

INVESTMENT INCOME:
Dividends ...................................     $ 1,428
Interest ....................................          16
                                                  --------
      Total Income ..........................       1,444
                                                  --------

EXPENSES:
Advisory fee ................................       1,220
Service and distribution plan fees ..........         407
Transfer agent fees .........................          69
Auditing and legal fees .....................          30
Interest and commitment fee expense .........          29
Printing ....................................          24
Custodian fees ..............................          21
Postage .....................................          19
Insurance, dues and other ...................          15
Telephone ...................................          12
Registration and filing fees ................          12
Directors' fees and expenses ................          10
                                                  --------
   Total Expenses Before
      Custody Credits .......................       1,868
   Less: Custody Credits ....................          (1)
                                                  --------
   Net Expenses .............................       1,867
                                                  --------
NET INVESTMENT LOSS .........................        (423)
                                                  --------

NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS:
     Net Realized Gain ......................      22,253
     Change in Net Unrealized
        Appreciation ........................       2,039
                                                  --------

NET REALIZED GAIN AND CHANGE
   IN NET UNREALIZED APPRECIATION
   ON INVESTMENTS ...........................      24,292
                                                  --------

NET INCREASE IN NET ASSETS FROM
   OPERATIONS ...............................     $23,869
                                                  ========


SEE NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
8

                                     VALUE LINE LEVERAGED GROWTH INVESTORS, INC.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE 30, 2003 (UNAUDITED)
AND FOR THE YEAR ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                                            SIX MONTHS
                                                                              ENDED          YEAR ENDED
                                                                          JUNE 30, 2003     DECEMBER 31,
                                                                           (UNAUDITED)          2002
                                                                         ---------------   -------------
                                                                                  (IN THOUSANDS)
OPERATIONS:
 Net investment loss .................................................      $    (423)      $   (2,042)
 Net realized gain (loss) on investments .............................         22,253           (7,965)
 Change in net unrealized appreciation ...............................          2,039         (119,473)
                                                                         -------------------------------
 Net increase (decrease) in net assets from operations ...............         23,869         (129,480)
                                                                         -------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
 Net realized gain from investment transactions ......................             --           (4,705)
                                                                         -------------------------------
CAPITAL SHARE TRANSACTIONS:
 Proceeds from sale of shares ........................................         60,184          112,981
 Proceeds from reinvestment of distributions to shareholders .........             --            4,399
 Cost of shares repurchased ..........................................        (74,110)        (144,395)
                                                                         -------------------------------
 Net decrease from capital share transactions ........................        (13,926)         (27,015)
                                                                         -------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ..............................          9,943         (161,200)
NET ASSETS:
 Beginning of period .................................................        334,494          495,694
                                                                         -------------------------------
 End of period .......................................................      $ 344,437       $  334,494
                                                                         ===============================
ACCUMULATED NET INVESTMENT LOSS, END OF PERIOD .......................      $    (423)      $       --
                                                                         ===============================


SEE NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

VALUE LINE LEVERAGED GROWTH INVESTORS, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Value Line Leveraged Growth Investors, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company whose sole investment objective is to realize capital growth. The Fund may employ "leverage" by borrowing money and using it for the purchase of additional securities. Borrowing for investment increases both investment opportunity and investment risk.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

(A) SECURITY VALUATION. Securities listed on a securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the closing sales prices on the date as of which the net asset value is being determined. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Securities for which market quotations are not readily available or which are not readily marketable and all other assets of the Fund are valued at fair value as the Board of Directors may determine in good faith. Short-term instruments with maturities of 60 days or less, at the date of purchase are valued at amortized cost which approximates market value.

(B) REPURCHASE AGREEMENTS. In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization, and/or retention of the collateral or proceeds may be subject to legal proceedings.

(C) FEDERAL INCOME TAXES. It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, including the distribution requirements of the Tax Reform Act of 1986, and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax or excise tax provision is required.

(D) SECURITY TRANSACTIONS AND DISTRIBUTIONS. Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned. Realized gains and losses on sales of securities are calculated for financial accounting and federal income tax purposes on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

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10

                                     VALUE LINE LEVERAGED GROWTH INVESTORS, INC.

                                                                   JUNE 30, 2003
--------------------------------------------------------------------------------

2. CAPITAL SHARE TRANSACTIONS, DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Transactions in capital stock were as follows (IN THOUSANDS EXCEPT PER SHARE AMOUNTS):

                                          SIX MONTHS         YEAR
                                            ENDED            ENDED
                                        JUNE 30, 2003     DECEMBER 31,
                                         (UNAUDITED)         2002
                                       ---------------   -------------
Shares sold ........................        2,190          3,162
Shares issued to
   shareholders in
   reinvestment of
   distributions ...................           --            157
                                            -----          -----
                                            2,190          3,319
Shares repurchased .................        2,725          4,134
                                            -----          -----
Net decrease .......................         (535)          (815)
                                            =====          =====
Distributions per share
   from net realized gains .........       $   --        $ .3934
                                           ======        =======

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of investment securities, excluding short-term securities, were as follows:

                                   SIX MONTHS ENDED
                                    JUNE 30, 2002
                                     (UNAUDITED)
                                  -----------------
                                    (IN THOUSANDS)
PURCHASES:
Investment Securities ..........      $73,441
                                      =======
SALES:
Investment Securities ..........      $91,069
                                      =======

4. INCOME TAXES

At June 30, 2003, information on the tax components of capital is as follows:

                                                 (IN THOUSANDS)
                                                ---------------
Cost of investment for tax purposes ..........     $234,299
                                                   --------
Gross tax unrealized appreciation ............     $116,145
Gross tax unrealized depreciation ............       (4,525)
                                                   --------
Net tax unrealized appreciation
   on Investments ............................      111,620
                                                   ========
Capital loss carryforward
   Expires December 31, 2010 .................     $  5,933
                                                   ========

During the year ended December 31, 2002, as permitted under federal income tax regulations, the Fund elected to defer $2,154,000 of post-October net capital losses to the current taxable year. To the extent future capital gains are offset by capital losses, the Fund does not anticipate distributing any such gains to the shareholders.

Net realized gains/losses differ for financial statement and tax purposes primarily due to differing treatments of wash sales and losses deferred on tax straddles.

5.    INVESTMENT ADVISORY CONTRACT, MANAGEMENT FEES, AND TRANSACTIONS WITH
      AFFILIATES

An advisory fee of $1,220,000 was paid or payable to Value Line, Inc., the Fund's investment adviser (the "Adviser"), for the six months ended June 30, 2003. This was computed at the rate of 3/4 of 1% of the average daily net assets for the period and paid monthly. The Adviser provides research, investment programs and supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund's Board of Directors, to act as officers and employees of the Fund and pays their salaries and wages. The Fund bears all other costs and expenses.

--------------------------------------------------------------------------------

VALUE LINE LEVERAGED GROWTH INVESTORS, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)                          JUNE 30, 2003
--------------------------------------------------------------------------------

The Fund has a Service and Distribution Plan (the "Plan"), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, for the payment of certain expenses incurred by Value Line Securities, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, in advertising, marketing and distributing the Fund's shares and for servicing the Fund's shareholders at an annual rate of 0.25% of the Fund's average daily net assets. For the six months ended June 30, 2003, fees amounting to $407,000 were paid or payable to the Distributor under this Plan.

Certain officers and directors of the Adviser and its wholly owned subsidiary, Value Line Securities, Inc. (the Fund's distributor and a registered broker/dealer), are also officers and directors of the Fund. In the six month period ended June 30, 2003 the Fund paid brokerage commissions totaling $151,431 to the Distributor, which clears its transactions through unaffiliated brokers.

For the six months ended June 30, 2003, the Fund's expenses were reduced by $424 under a custody credit arrangement with the Custodian.

The Value Line, Inc. Profit Sharing and Savings Plan owned 99,346 shares of the Fund's capital stock, representing 0.9% of the outstanding shares at June 30, 2003.


6. BORROWING ARRANGEMENT

The Fund has a line of credit agreement with State Street Bank and Trust ("SSBT"), in the amount of $37,500,000. The terms of the agreement are as follows: The first $12.5 million is available on a committed basis which, at the Fund's option, may be either at the Bank's prime rate or at the Federal Funds Rate plus 1%, whichever is less, and will be subject to a commitment fee of 1/4 of 1% on the unused portion thereof; amounts in excess of $12.5 million are made available on an unsecured basis at the same interest rate options stated above.

The Fund had no borrowings outstanding at June 30, 2003. The weighted average amount of bank loans outstanding for the six months ended June 30, 2003, amounted to approximately $1,297,000 at a weighted average interest rate of 2.28%. For the six months ended June 30, 2003, interest expense of approximately $15,000 and commitment fees of approximately $14,000 relating to borrowings under the agreement were paid or payable to SSBT.




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12

                                     VALUE LINE LEVERAGED GROWTH INVESTORS, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:

                                          SIX MONTHS
                                             ENDED
                                         JUNE 30, 2003
                                          (UNAUDITED)
                                      ==================

NET ASSET VALUE, BEGINNING OF
 PERIOD ............................       $  27.68
                                           --------
 INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment loss ..............           (.04)
  Net gains or losses on
    securities (both realized
    and unrealized .................           2.18
                                           ----------
  Total from investment
    operations .....................           2.14
                                           ----------
 LESS DISTRIBUTIONS:
  Distributions from net
    realized gains .................             --
                                           ----------
NET ASSET VALUE, END OF PERIOD .....       $  29.82
                                           ==========
TOTAL RETURN .......................           7.73%+
                                           ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (in thousands) ....................       $344,437
Ratio of expenses to average net
 assets (including interest
 expense) ..........................           1.15%*(1)
Ratio of expenses to average net
 assets (excluding interest
 expense) ..........................           1.14%*(1)
Ratio of net investment loss to
 average net assets ................          (0.26)%*
Portfolio turnover rate ............             23%+


[WIDE TABLE CONTINUED FROM ABOVE]

                                                                    YEARS ENDED DECEMBER 31,
                                     ==================================================================================
                                            2002             2001             2000             1999           1998
                                     ================= ================ ================ ================ =============
NET ASSET VALUE, BEGINNING OF
 PERIOD ............................    $    38.43        $   45.63        $   57.98        $   48.42      $   35.58
                                        ----------------------------------------------------------------------------
 INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment loss ..............          (.17)            (.22)            (.22)            (.14)          (.08)
  Net gains or losses on
    securities (both realized
    and unrealized .................        (10.19)           (4.61)           (7.78)           14.90          14.13
                                        ----------------------------------------------------------------------------
  Total from investment
    operations .....................        (10.36)           (4.83)           (8.00)           14.76          14.05
                                        ----------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
  Distributions from net
    realized gains .................          (.39)           (2.37)           (4.35)           (5.20)         (1.21)
                                        ----------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .....    $    27.68        $   38.43        $   45.63        $   57.98      $   48.42
                                        ============================================================================
TOTAL RETURN .......................        -26.96%          -10.53%          -13.92%           30.99%         39.63%
                                        ============================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (in thousands) ....................    $  334,494        $ 495,694        $ 601,594        $ 763,203      $ 608,498
Ratio of expenses to average net
 assets (including interest
 expense) ..........................          1.25%(1)         1.16%(1)          .96%(1)          .82%(1)        .87%
Ratio of expenses to average net
 assets (excluding interest
 expense) ..........................          1.14%(1)         1.09%(1)          .95%(1)          .82%(1)        .84%
Ratio of net investment loss to
 average net assets ................         (0.49)%          ( .54)%           (.41)%           (.28)%         (.22)%
Portfolio turnover rate ............            28%              50%              28%              27%            54%

 +  NOT ANNUALIZED
 *  ANNUALIZED
(1) RATIOS REFLECT EXPENSES GROSSED UP FOR CUSTODY CREDIT ARRANGEMENT. THE RATIO OF EXPENSES TO AVERAGE NET ASSETS NET OF CUSTODY CREDITS WOULD NOT HAVE CHANGED.

SEE NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
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

VALUE LINE LEVERAGED GROWTH INVESTORS, INC.

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                                     VALUE LINE LEVERAGED GROWTH INVESTORS, INC.

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

VALUE LINE LEVERAGED GROWTH INVESTORS, INC.

                         THE VALUE LINE FAMILY OF FUNDS
--------------------------------------------------------------------------------

1950 -- THE VALUE LINE FUND seeks long-term growth of capital. Current income is a secondary objective.

1952 -- VALUE LINE INCOME AND GROWTH FUND'S primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

1956 -- THE VALUE LINE SPECIAL SITUATIONS FUND seeks long-term growth of capital. No consideration is given to current income in the choice of investments.

1972 -- VALUE LINE LEVERAGED GROWTH INVESTORS' sole investment objective is to realize capital growth.

1979 -- THE VALUE LINE CASH FUND, a money market fund, seeks to secure as high a level of current income as is consistent with maintaining liquidity and preserving capital. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

1981 -- VALUE LINE U.S. GOVERNMENT SECURITIES FUND seeks maximum income without undue risk to capital. Under normal conditions, at least 80% of the value of its net assets will be invested in securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities.

1983 -- VALUE LINE CENTURION FUND* seeks long-term growth of capital.

1984 -- THE VALUE LINE TAX EXEMPT FUND seeks to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. The Fund offers investors a choice of two portfolios: The Money Market Portfolio and The National Bond Portfolio. The fund may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1985 -- VALUE LINE CONVERTIBLE FUND seeks high current income together with capital appreciation primarily from convertible securities ranked 1 or 2 for year-ahead performance by the Value Line Convertible Ranking System.

1986 -- VALUE LINE AGGRESSIVE INCOME TRUST seeks to maximize current income.

1987 -- VALUE LINE NEW YORK TAX EXEMPT TRUST seeks to provide New York taxpayers with the maximum income exempt from New York State, New York City and federal income taxes while avoiding undue risk to principal. The Trust may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1987 -- VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST* seeks to achieve a high total investment return consistent with reasonable risk.

1993 -- VALUE LINE EMERGING OPPORTUNITIES FUND invests primarily in common stocks or securities convertible into common stock, with its primary objective being long-term growth of capital.

1993 -- VALUE LINE ASSET ALLOCATION FUND seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the asset mix.


* ONLY AVAILABLE THROUGH THE PURCHASE OF GUARDIAN INVESTOR, A TAX DEFERRED VARIABLE ANNUITY, OR VALUEPLUS, A VARIABLE LIFE INSURANCE POLICY.

FOR MORE COMPLETE INFORMATION ABOUT ANY OF THE VALUE LINE FUNDS, INCLUDING CHARGES AND EXPENSES, SEND FOR A PROSPECTUS FROM VALUE LINE SECURITIES, INC., 220 EAST 42ND STREET, NEW YORK, NEW YORK 10017-5891 OR CALL 1-800-223-0818, 24
HOURS A DAY, 7 DAYS A WEEK, OR VISIT US AT WWW.VALUELINE.COM. READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

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16